Exhibit 99.17(a)

THE BOARD OF TRUSTEES OF THE PRUDENTIAL SERIES FUND

RECOMMENDS A VOTE “FOR” THE PROPOSAL

NOTE:  YOUR VOTING INSTRUCTION FORM IS NOT VALID UNLESS IT IS
SIGNED.
PLEASE BE SURE TO SIGN YOUR VOTING INSTRUCTION FORM BELOW

VOTE TODAY BY MAIL OR

TOUCH-TONE PHONE

CALL TOLL-FREE 1-888-221-0697

[INSURANCE COMPANY NAME PRINTS HERE]

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO

OF

THE PRUDENTIAL SERIES FUND

Special Meeting of Shareholders – October 22, 2009

VOTING INSTRUCTIONS FORM

VOTING INSTRUCTIONS ARE HEREBY SOLICITED BY THE ABOVE-REFERENCED INSURANCE COMPANY (THE “COMPANY”) AND THE BOARD OF TRUSTEES OF THE PRUDENTIAL SERIES FUND (THE “FUND”) IN CONNECTION WITH A SPECIAL MEETING OF SHAREHOLDERS OF THE ABOVE LISTED PORTFOLIO (THE “PORTFOLIO”) OF THE FUND TO BE HELD ON OCTOBER 22, 2009 AT 10:00 A.M. EASTERN TIME, OR ANY ADJOURNMENT THEREOF, AT THE OFFICES OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, GATEWAY CENTER THREE, 4TH FLOOR, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102.

I (we) the undersigned hereby instruct the above-referenced Insurance Company to vote the Fund shares to which I (we) the undersigned am (are) entitled to give instructions as indicated below.

Every properly signed voting instruction card will be voted in the manner specified hereon and, in the absence of specification, will be voted FOR the Proposal. If you do not respond, the Company will vote all shares attributable to your contract in proportion to the voting instructions actually received from contract owners.

Date:

PLEASE SIGN, DATE AND RETURN PROMPTLY.

Receipt of Notice of Special Meeting and Proxy Statement is hereby acknowledged.

☐  (Please sign in box)

Sign here exactly as name appears on left.

Joint owners should each sign personally. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is “Trustee,” “Custodian,” or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a “Partner.”

Please fill in box as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

THE PROPOSAL :	To approve the Agreement and Plan of Reorganization

☐ FOR	☐ AGAINST	☐ ABSTAIN

THE BOARD OF TRUSTEES OF THE PRUDENTIAL SERIES FUND

RECOMMENDS A VOTE “FOR” THE PROPOSAL

NOTE:  YOUR VOTING INSTRUCTION FORM IS NOT VALID UNLESS IT IS
SIGNED.
PLEASE BE SURE TO SIGN YOUR VOTING INSTRUCTION FORM BELOW

VOTE TODAY BY MAIL OR

TOUCH-TONE PHONE

CALL TOLL-FREE 1-888-221-0697

[INSURANCE COMPANY NAME PRINTS HERE]

SP BALANCED ASSET ALLOCATION PORTFOLIO

OF

THE PRUDENTIAL SERIES FUND

Special Meeting of Shareholders – October 22, 2009

VOTING INSTRUCTIONS FORM

VOTING INSTRUCTIONS ARE HEREBY SOLICITED BY THE ABOVE-REFERENCED INSURANCE COMPANY (THE “COMPANY”) AND THE BOARD OF TRUSTEES OF THE PRUDENTIAL SERIES FUND (THE “FUND”) IN CONNECTION WITH A SPECIAL MEETING OF SHAREHOLDERS OF THE ABOVE LISTED PORTFOLIO (THE “PORTFOLIO”) OF THE FUND TO BE HELD ON OCTOBER 22, 2009 AT 10:30 A.M. EASTERN TIME, OR ANY ADJOURNMENT THEREOF, AT THE OFFICES OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, GATEWAY CENTER THREE, 4TH FLOOR, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102.

I (we) the undersigned hereby instruct the above-referenced Insurance Company to vote the Fund shares to which I (we) the undersigned am (are) entitled to give instructions as indicated below.

Every properly signed voting instruction card will be voted in the manner specified hereon and, in the absence of specification, will be voted FOR the Proposal. If you do not respond, the Company will vote all shares attributable to your contract in proportion to the voting instructions actually received from contract owners.

Date:

PLEASE SIGN, DATE AND RETURN PROMPTLY.

Receipt of Notice of Special Meeting and Proxy Statement is hereby acknowledged.

☐  (Please sign in box)

Sign here exactly as name appears on left.

Joint owners should each sign personally. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is “Trustee,” “Custodian,” or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a “Partner.”

Please fill in box as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

THE PROPOSAL :	To approve the Agreement and Plan of Reorganization

☐ FOR	☐ AGAINST	☐ ABSTAIN

THE BOARD OF TRUSTEES OF THE PRUDENTIAL SERIES FUND

RECOMMENDS A VOTE “FOR” THE PROPOSAL

NOTE:  YOUR VOTING INSTRUCTION FORM IS NOT VALID UNLESS IT IS
SIGNED.
PLEASE BE SURE TO SIGN YOUR VOTING INSTRUCTION FORM BELOW

VOTE TODAY BY MAIL OR

TOUCH-TONE PHONE

CALL TOLL-FREE 1-888-221-0697

[INSURANCE COMPANY NAME PRINTS HERE]

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO

OF

THE PRUDENTIAL SERIES FUND

Special Meeting of Shareholders – October 22, 2009

VOTING INSTRUCTIONS FORM

VOTING INSTRUCTIONS ARE HEREBY SOLICITED BY THE ABOVE-REFERENCED INSURANCE COMPANY (THE “COMPANY”) AND THE BOARD OF TRUSTEES OF THE PRUDENTIAL SERIES FUND (THE “FUND”) IN CONNECTION WITH A SPECIAL MEETING OF SHAREHOLDERS OF THE ABOVE LISTED PORTFOLIO (THE “PORTFOLIO”) OF THE FUND TO BE HELD ON OCTOBER 22, 2009 AT 11:00 A.M. EASTERN TIME, OR ANY ADJOURNMENT THEREOF, AT THE OFFICES OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, GATEWAY CENTER THREE, 4TH FLOOR, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102.

I (we) the undersigned hereby instruct the above-referenced Insurance Company to vote the Fund shares to which I (we) the undersigned am (are) entitled to give instructions as indicated below.

Every properly signed voting instruction card will be voted in the manner specified hereon and, in the absence of specification, will be voted FOR the Proposal. If you do not respond, the Company will vote all shares attributable to your contract in proportion to the voting instructions actually received from contract owners.

Date:

PLEASE SIGN, DATE AND RETURN PROMPTLY.

Receipt of Notice of Special Meeting and Proxy Statement is hereby acknowledged.

☐  (Please sign in box)

Sign here exactly as name appears on left.

Joint owners should each sign personally. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is “Trustee,” “Custodian,” or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a “Partner.”

Please fill in box as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

THE PROPOSAL :	To approve the Agreement and Plan of Reorganization

☐ FOR	☐ AGAINST	☐ ABSTAIN

THE BOARD OF TRUSTEES OF THE PRUDENTIAL SERIES FUND

RECOMMENDS A VOTE “FOR” THE PROPOSAL

NOTE:  YOUR VOTING INSTRUCTION FORM IS NOT VALID UNLESS IT IS
SIGNED.
PLEASE BE SURE TO SIGN YOUR VOTING INSTRUCTION FORM BELOW

VOTE TODAY BY MAIL OR

TOUCH-TONE PHONE

CALL TOLL-FREE 1-888-221-0697

[INSURANCE COMPANY NAME PRINTS HERE]

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO

OF

THE PRUDENTIAL SERIES FUND

Special Meeting of Shareholders – October 22, 2009

VOTING INSTRUCTIONS FORM

VOTING INSTRUCTIONS ARE HEREBY SOLICITED BY THE ABOVE-REFERENCED INSURANCE COMPANY (THE “COMPANY”) AND THE BOARD OF TRUSTEES OF THE PRUDENTIAL SERIES FUND (THE “FUND”) IN CONNECTION WITH A SPECIAL MEETING OF SHAREHOLDERS OF THE ABOVE LISTED PORTFOLIO (THE “PORTFOLIO”) OF THE FUND TO BE HELD ON OCTOBER 22 2009 AT 11:30 A.M. EASTERN TIME, OR ANY ADJOURNMENT THEREOF, AT THE OFFICES OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, GATEWAY CENTER THREE, 4TH FLOOR, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102.

I (we) the undersigned hereby instruct the above-referenced Insurance Company to vote the Fund shares to which I (we) the undersigned am (are) entitled to give instructions as indicated below.

Every properly signed voting instruction card will be voted in the manner specified hereon and, in the absence of specification, will be voted FOR the Proposal. If you do not respond, the Company will vote all shares attributable to your contract in proportion to the voting instructions actually received from contract owners.

Date:

PLEASE SIGN, DATE AND RETURN PROMPTLY.

Receipt of Notice of Special Meeting and Proxy Statement is hereby acknowledged.

☐  (Please sign in box)

Sign here exactly as name appears on left.

Joint owners should each sign personally. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is “Trustee,” “Custodian,” or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a “Partner.”

Please fill in box as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

THE PROPOSAL :	To approve the Agreement and Plan of Reorganization

☐ FOR	☐ AGAINST	☐ ABSTAIN